SEVERANCE AGREEMENT
                               -------------------

     This Severance Agreement ("this Agreement") is between Courtland L. Logue, Jr. ("Employee") and American Bingo & Gaming Corp. ("the Employer").

     WHEREAS, Employer and Employee entered into that certain Employment Agreement, dated September 10, 1996 ("the Employment Agreement");

     WHEREAS, Employer and Employee desire to terminate the employment relationship and the Employment Agreement effective on the date of the execution of this Agreement by both parties ("the Effective Date") on the terms provided herein;

     WHEREAS, Employer and Employee desire to modify certain terms of the Employment Agreement as provided herein;

     NOW, THEREFORE, in consideration of the terms hereof and other valuable consideration, the sufficiency of which is hereby acknowledged by the parties, the parties hereby agree as follows:

     1. Termination of Employment.  The Employment  Agreement and the employment
        -------------------------
of Employee with Employer, is terminated as of February 6, 1998 ("the Date of Termination"). Effective the Date of Termination, the Employee ceases to be Chief Executive Officer, a director, and an officer of the Employer.

     2. Compensation. Employer shall pay Employee his base salary earned through
        ------------
the Date of Termination. Employee acknowledges that he will not receive any bonus or other incentive compensation, nor will he receive any payment in lieu of fringe benefits, including vacation benefits. Employee shall be given title to the Suburban currently provided to him by Employer as his company car, free of all encumbrances, and Employer shall transfer to Employee all transferable warranties. Employee shall be provided all COBRA benefits due to him pursuant to such act.

     3. Options.  Employer and Employee agree that the  Employment  Agreement is
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amended, effective the Date of Termination, by deleting the last sentence of the first paragraph of Section 3 and inserting in its place and stead the following:
"Said options shall vest at the rate of 9,500 shares per month until February 6, 1998, at which time said options shall become fully vested." Employer also agrees that Employees other option to purchase 30,000 shares, granted pursuant to the Employer's 1996 Employee Stock Option Plan, shall fully vest on February 6, 1998. The piggy-back rights set forth in Section 3 of the Employment Agreement shall be extended to December 31, 2002 and shall also be extended to the additional 30,000 shares. The shares covered by these options have already been registered by Employer. Other than the irrevocable proxy granted pursuant to Section 11 hereof, the shares issued upon exercise of stock options shall be free of all legends and encumbrances. The Employer and its counsel shall accommodate Employee's sales by providing "nonaffiliate" letters and other appropriate documentation upon request. The vesting of these options is in consideration of the release of all claims, disputes and causes of action which Employee, Employee's heirs, executors, administrators or assigns have or may have against Employer (and all of its related entities), as specifically set forth in Section 6 hereof, as well as the "stand still" agreement set forth in
Section 10 hereof.

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

     4.  Acknowledgement.  Employee  hereby  acknowledges  the  restrictions  of
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Article 8 of the  Employment  Agreement  and  acknowledges  that said  Article 8 remains in full force and effect and is supported by independent valuable consideration and contains reasonable limitations as to the time, geographical area, and scope of activity for which he is to be restrained and acknowledges that the limitations of said Article are necessary to protect the goodwill and
other  business   interests  of  Employer.   Employer   acknowledges   that  the
prohibitions in Section 8.1 of the Employment Agreement shall not apply to information that is customarily known within the bingo and gaming industry or that is now or hereafter available in the public domain through no breach of confidentiality on the part of Employee.

     5. Correction. Employer and Employee agree that the two references to "this
        ----------
Article 8.3 "in Section 8.3 of the Employment Agreement were intend to refer to "this Article 8" and that the two references to "this Article 8.4" in Section
8.4 of the Employment Agreement were intended to refer to "this Article 8". Employer and Employee agree to hereby amend the Employment Agreement to correct these errors.

     6.  Release of  Employer.  In  consideration  of receipt by Employee of the
         --------------------
additional vested option pursuant to Section 3 hereof, Employee (on behalf of himself, his heirs, estate, successors, assigns, agents, representatives, attorneys, and any other person or entity claimingby, through, under, or because of him) unconditionally releases, acquits, forever discharges, and covenants not to sue, without limitation, the Employer and its representatives, affiliates, agents, attorneys, insurers, predecessors, successors, assigns, officers, directors, shareholders, employees, parents, subsidiaries, divisions and any person or entity claiming by, through or under any of them (collectively the "Releasees"), from and on each and every right, claim, complaint, demand, cause of action, proceedings, and damages of whatsoever kind or nature which Employee now has, has had, or might have at any time hereafter relating to or arising out of any act, transaction, or occurrence, arising on or before the execution of this Agreement, including without limitation each and every claim for any type of relief or remedy whatsoever based upon any theory whatsoever, whether known or unknown at this time, and specifically including without limitation claims and causes of action relating to or arising out of Employee's employment with the Employer, such as Employee's employment, termination of employment, or the terms and conditions of his employment, including any claims under the Fair Labor Standards Act, the Civil Rights Act of 1964 and 1991, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Texas Unemployment Compensation Act, the Texas Payday Act, the Texas Commission on Human Rights Act, the Texas Workers Compensation Act, and any other federal or state statute or regulation, and including any common law, contractual or tort claims or causes of action.

     It is the intention of the parties in executing this Agreement, and in receiving the full consideration called for herein, that this Agreement shall be effective as a full and final accord, satisfaction and general release of each and every released matter and each Releasee. In connection with this waiver and relinquishment, Employee acknowledges that he is aware that he and/or his attorneys may hereafter discover claims or facts in addition to or different from those which they, or the other parties hereto, now know or believe to exist with respect to the subject matter of this Agreement, but that it is his intention hereby to fully, finally and forever settle and release all of the Releasees and the released matters, disputes, and differences, known or unknown, suspected and unsuspected, which do now exist, may exist, or heretofore have existed between Employee and each Releasee.

     7. Release of Employee. Employer unconditionally releases, acquits, forever
        -------------------
discharges, and covenants not to sue, the Employee from and on each and every right, claim, complaint, demand, cause of action, proceedings, and damages of whatsoever kind or nature which Employee now has, has had, or might have at any time hereafter relating to or arising out of any act, transaction, or occurrence, arising on or before the execution of this Agreement, including each and every claim for any type of relief or remedy whatsoever based upon any theory whatsoever, whether known or unknown at this time. Employer acknowledges that it is not aware of any circumstance at this time giving rise to any claim, complaint, demand, cause of action, proceedings, or damages against Employee.

     8. Exceptions to Releases. Notwithstanding the provisions of Sections 6 and
        ----------------------
7 hereof, however, the foregoing releases do not extend to, and specifically exclude:

          a. any claims based on conduct, acts, omissions or events occurring after the Effective Date;

          b. the obligations undertaken and covenants made in this Agreement;

          c. the obligations contained in the stock option agreements relating to options referred to in Section 3 hereof;

          d. subject to Section 9 hereof, claims against Employee asserted by Employer at any time for contribution or indemnity on account of third party claims asserted against Employer to the extent attributable to the conduct of Employee;

          e. claims against Employer or its affiliates asserted by Employee at any time for contribution or indemnity on account of third party claims asserted against Employee to the extent attributable to the conduct of Employer or its affiliates, except to the extent attributable to the conduct of Employee; and

          f. claims made by Employee for indemnification with respect to claims relating to his own conduct to the extent allowed under Section 9 hereof or under applicable state corporate law.

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

     9.  Indemnification.  Employer  acknowledges  its obligation to provide the
         ---------------
indemnification set forth in Section II of the Employment Agreement and shall continue after the Effective Date to provide such indemnification for Employee's actions prior the Date of Termination. Employer shall continue to provide Employee with the same indemnification and directors' and officers' liability insurance coverage provided to Employer's then serving officers and directors, which indemnification and insurance shall relate to the period during which Employee served as an officer and director.

     10. Stand Still  Agreement.  In consideration of receipt by Employee of the
         ----------------------
additional vested option pursuant to Section 3 hereof, Employee covenants and agrees as follows:

          a. Employee shall not, directly or indirectly, acquire or otherwise become the beneficial owner of any securities of the Employer, except pursuant to the exercise of the options discussed in Section 3 hereof.

          b. Employee shall not, directly or indirectly, (i) solicit proxies with respect to the equity securities of the Employer under any circumstances or
(ii) become a "participant" in any "election contest" (as such terms are used in Rule 14A- 11 of Regulation 14A under the Securities Exchange Act of 1934 ("the 1934 Act")) relating to the election of directors of Employer.

          c. Employee shall not, directly or indirectly, join a partnership, limited partnership, syndicate or other "group" (as such term is used in Section 13(d)(1) of the 1934 Act), or otherwise act in concert with any person for the purpose of acquiring, holding, voting or disposing of securities of the Employer or rights to acquire such securities or for the purpose of circumventing the provisions of this Section 10.

          d. Employee shall not, directly or indirectly, propose any business combination with Employer or make or propose a tender or exchange offer or any other offer for any securities of Employer.

          e. Employee shall not agree to be a nominee to the Board of Directors of the Employer, nor shall he agree to serve as a director of the Employer.

          f. Employee acknowledges that for purposes of this Section 10 "indirectly" includes communicating with, advising, facilitating, participating in, encouraging, soliciting, counseling or otherwise assisting others to take or attempt to take any of the actions prohibited by this Section 10. Employee and Employer understand that Employee shall not be in violation of this Section 10 with respect to the actions of others if Employee refuses to assist others with their actions.

          g. The restrictions set forth in this Section 10 shall terminate on February 6, 2003.

     11. Irrevocable Proxy.  Employee shall execute an irrevocable proxy, in the
         -----------------
form attached hereto, granting to management of Employer the right to vote all shares of Employer's equity securities owned at any time during the term of such proxy.

     12. Return of Employer's Property.  Employee will return to Employer all of
         -----------------------------
Employer's property in Employee's possession as of the Effective Date, including, but not limited to, computers and related equipment, software, files, and disks, keys, credit cards, access cards, and documents of any kind and all information of the Employer without regard to the media in which such information is maintained.

     13.  Confidentiality.  Employee hereby acknowledges,  represents and agrees
          ---------------
that he will keep the fact of this Agreement and all of its terms completely confidential, and that Employee will not disclose any information concerning this Agreement to any person, including, but not limited to, any past, present, or prospective employees of Employer, provided however that Employee may (i) disclose the fact of the settlement with the Employer represented by this Agreement, (ii) disclose the restrictions set forth in Section 10 hereof, and
(iii) disclose any information required by law to be disclosed by Employee after Employee has notified Employer of such requirement and gives Employer the opportunity to review the information to be disclosed as soon as possible.

     14.  References.  Employer  and  Employee  have agreed on the form of press
          ----------
release announcing Employee's termination, which form is attached hereto. Employer, agrees, in accordance with its policy, to provide a neutral reference giving position and dates of employment only to any prospective employers of Employee. Neither Employer nor any of its senior management shall make comments to any third parties that disparage Employee. Employee shall not make any comments to any third parties that disparage Employer or the officers, directors, or employees of Employer.

     15.  Enforcement.  In the event of a breach by Employee of Sections 10, 11,
          -----------
12, 13, or 14 of this Agreement, Employer shall have, in addition to any other remedies it may have at law or under this Agreement, the right to a temporary restraining order, temporary injunction and permanent injunction restraining Employee from violating or continuing a violation of the terms of such Sections. Employee agrees that in the event of such breach, the amount of damages would be difficult or impossible to determine, and agrees that a bond in the amount of $1,000 would be appropriate in connection with a temporary restraining order or temporary injunction.

     16. No Admission of Liability. This Agreement shall not be construed in any
         -------------------------
way as an admission by the Employer of any unlawful acts whatsoever against Employee or any other person. The Employer specifically disclaims any unlawful acts or liability to Employee or any other person on the part of itself, its employees, or its agents.

     17.   Acknowledgements.   Employee  represents  and  acknowledges  that  in
           ----------------
executing this Agreement, he does not rely and has not relied upon any representation or statement made by Employer, or its agents, representatives, or attorneys with regarding to the subject matter, basis or effect of this Agreement or otherwise. Employee further represents that he has relied upon advice of his personal legal counsel regarding the subject matter of this Agreement.

     18. Governing Law. This Agreement is made and entered into in the County of
         -------------
Travis, State of Texas, and shall in all respects be interpreted, enforced, and governed under the laws of The State of Texas. The parties agree that Travis County, Texas, is the proper venue for any resolution of a dispute arising under this Agreement and the Employment Agreement. The language of all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against any of the parties. The parties further agree that there will be no presumption that any ambiguity in the Agreement shall be construed against the drafter of the Agreement.

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

     19.  Attorney's Fees. The prevailing party in any dispute arising out of or
          ---------------
relating to the subject matter of this Agreement shall be entitled to recover his or its reasonable attorney's fees and expenses, and any costs associated with any such dispute.

     20.  Mediation.  Subject  to the right of either  party to seek  injunctive
          ---------
relief in a court in the event the circumstances require urgent resort to such remedy, the parties will first seek to resolve any disputes through mediation before a mediator agreed to by their respective counsel prior to proceeding with litigation. Such mediation shall be held within 30 days following the written request by either party.

     21. Savings  Clause.  Should any provision of this Agreement be declared to
         ---------------
be or determined by any court to be illegal or invalid, the validity of the remaining parts, terms, or provisions shall not be affected thereby and said illegal or invalid part, term, or provision shall be deemed not to be a part of this Agreement.

     22.  Authority to Sign.  Each person signing in a  representative  capacity
          -----------------
below hereby represents that he has authority to sign on behalf of the entity or person from whom he is signing and that he and the represented entity or person are empowered to enter into and to perform this Agreement.

     23. Further Assurances.  The parties hereto shall take all actions that may
         ------------------
be necessary or appropriate to accomplish the terms of this Agreement.

     24.  Binding  on  Successors.  This  Agreement  shall bind and inure to the
          -----------------------
benefit  of  the  parties,   their   successors,   assigns,   heirs,  and  legal
representatives.

     25.  Entiretyof  Agreement.  This Agreement sets forth the entire Agreement
          ---------------------
between the parties hereto, and fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof.

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

     PLEASE READ CAREFULLY. THIS SEVERANCE AGREEMENT INCLUDES A RELEASE BY EMPLOYEE OF ALL KNOWN AND UNKNOWN CLAIMS ARISING PRIOR TO ITS EXECUTION. YOU MAY CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS AGREEMENT.


                                             /s/  Courtland  L.  Logue,  Jr.
                                             -------------------------------
                                             Employee  Signature
                                             Date:  2/8/98
                                                    ------



                                             AMERICAN  BINGO  AND  GAMING  CORP.

                                             By:  /s/  Greg  Wilson
                                             -----------------
                                             Name:  Greg  Wilson
                                                    ------------
                                                    Title:  CEO
                                                            ---
                                                    Date:  2/6/98
                                                           ------